Exhibit 21
MERCK & CO., INC. SUBSIDIARIES
as of 12/31/2019
The following is a list of subsidiaries of the Company, doing business under the name stated.

Name	Country or State of Incorporation
7728026 Canada Inc.	Canada
Aacifar-Produtos Quimicos e Farmaceuticos, Sociedade Unipessoal, Lda	Portugal
Abmaxis Inc.	Delaware
Afferent Pharmaceuticals, Inc.	Delaware
Agrident GmbH	Germany
Allflex Argentia S.A.	Argentina
Allflex Australia Pty Ltd	Australia
Allflex Dan-mark ApS	Denmark
Allflex Europe SAS	France
Allflex Group Germany GmbH	Germany
Allflex USA, Inc.	Delaware
Allflex UK Group	United Kingdom
Allflex Avrasya Havyan Kimlik Sistemleri San. Ve Ticaret Ltd Sti	Turkey
Allflex (China) Intelligent Technology Co., Ltd.	People’s Republic of China
Allflex India Private Limited	India
Allflex Polska Sp z.o.o.	Poland
Allflex New Zealand Limited	New Zealand
Animal Health Registration World Wide (Proprietary) Limited	South Africa
Antelliq Corporation	Delaware
Antelliq Finance, Inc.	Delaware
Antelliq Holdings, Inc.	Delaware
AVL Holdings Limited	United Kingdom
Beijing Protection Science And Technology Co., Ltd.	People’s Republic of China
Biomark, Inc.	Idaho
BRC Ltd.	Bermuda
Burgwedel Biotech GmbH	Germany
Calporta Therapeutics, Inc.	Delaware
Canji, Inc.	Delaware
cCam Biotherapeutics Ltd.	Israel
Cherokee Pharmaceuticals LLC	Delaware
Comsort, Inc.	Delaware
Continuum Professional Services Limited	United Kingdom
Cooper Veterinary Products (Proprietary) Limited	South Africa
Corporation Allflex, Inc.	Canada
Cosmas B.V.	Netherlands
Cubist (UK) Ltd	United Kingdom
Cubist Pharmaceuticals (UK) Ltd.	United Kingdom
Cubist Pharmaceuticals LLC	Delaware
Dashtag	United Kingdom
Desarrollos Farmaceuticos Y Cosmeticos, S.A.	Spain
Dialstat Trading 91 Pty Ltd T/A Allflex SA	South Africa

Dieckmann Arzneimittel GmbH	Germany
Diosynth France	France
Diosynth Holding B.V.	Netherlands
Diosynth Produtos Farmo-quimicos Ltda.	Brazil
Elastec S.R.L	Argentina
Essex Italia s.r.l.	Italy
Essex Pharmaceuticals, Inc.	Philippines
Essexfarm, S.A.	Ecuador
European Insurance Risk Excess Designated Activity Company	Ireland
Farmacox-Companhia Farmaceutica, Sociedade Unipessoal, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Sociedade Unipessoal, Lda	Portugal
Financiere MSD	France
Fontelabor-Produtos Farmaceuticos, Sociedade Unipessoal, Lda.	Portugal
Frosst Laboratories, Inc.	Delaware
Frosst Portuguesa - Produtos Farmaceuticos, Sociedade Unipessoal, Lda.	Portugal
Fulford (India) Limited[1]	India
GlycoFi, Inc.	Delaware
Hangzhou MSD Pharmaceutical Co., Ltd.[1]	China
Harrisvaccines, Inc.	Iowa
Hawk and Falcon L.L.C.	Delaware
Healthcare Services and Solutions, LLC	Delaware
Heptafarma - Companhia Farmacêutica, Sociedade Unipessoal, Lda.	Portugal
HMR Weight Management Services Corp.	Delaware
HSS Life-Science Holdings, LLC	Delaware
HSS Life-Science Solutions, LLC	Delaware
Hydrochemie GmbH	Germany
Idenix GmbH	Switzerland
Idenix Pharmaceuticals LLC	Delaware
Idenix SARL	France
ILUM Health Solutions LLC	Delaware
Immune Design Corp.	Delaware
Immune Design Ltd.	United Kingdom
Immune Design B.V.	Netherlands
International Indemnity Ltd.	Bermuda
Intervet (Ireland) Limited	Ireland
Intervet (Israel) Ltd.	Israel
Intervet (M) Sdn. Bhd.	Malaysia
Intervet (Proprietary) Limited	South Africa
Intervet (Thailand) Ltd.	Thailand
Intervet AB	Sweden
Intervet Agencies B.V.	Netherlands
Intervet Animal Health Production B.V.	Netherlands
Intervet Animal Health Taiwan Limited	Republic of China
Intervet Argentina S.A.	Argentina
Intervet Australia Pty Limited	Australia
Intervet Bulgaria EOOD	Bulgaria
Intervet Canada Corp.	Canada
Intervet Central America S. de R.L.	Panama

Intervet Deutschland GmbH	Germany
Intervet Ecuador S.A.	Ecuador
Intervet Egypt for Animal Health SAE	Egypt
Intervet GesmbH	Austria
Intervet Hellas A.E.	Greece
Intervet Holding B.V.	Netherlands
Intervet Holdings France SAS	France
Intervet Hungaria Ertékesitő Korlátolt Felelősségu Tarsaság	Hungary
Intervet Inc.	Delaware
Intervet India Pvt Limited	India
Intervet International B.V.	Netherlands
Intervet International GmbH	Germany
Intervet International Sarl	France
Intervet LLC	Russian Federation
Intervet Maroc S.A.	Morocco
Intervet Mexico S.A. de C.V.	Mexico
Intervet Middle East Limited	Cyprus
Intervet Nederland B.V.	Netherlands
Intervet Oy	Finland
Intervet Philippines, Inc.	Philippines
Intervet Productions S.A.	France
Intervet Productions Srl	Italy
Intervet Romania SRL	Romania
Intervet S.A.	Peru
Intervet SAS	France
Intervet Schering-Plough Animal Health Pty Ltd	Australia
Intervet South Africa (Proprietary) Limited	South Africa
Intervet Sp. z.o.o.	Poland
Intervet UK Limited	United Kingdom
Intervet UK Production Limited	United Kingdom
Intervet Venezolana SA	Venezuela
Intervet Veterinaria Chile Ltda	Chile
Intervet Veteriner Ilaclari Pazarlama ve Ticaret Ltd. Sirketi	Turkey
Intervet, s.r.o.	Czech Republic
Interveterinaria SA de CV	Mexico
IOmet Pharma Ltd.	United Kingdom
Laboratoires Merck Sharp & Dohme-Chibret	France
Laboratorios Abello, S.A.	Spain
Laboratorios Biopat, S.A.	Spain
Laboratorios Chibret, S.A.	Spain
Laboratorios Frosst, S.A.	Spain
Laboratorios Quimico-Farmaceuticos Chibret, Sociedade Unipessoal, Lda.	Portugal
Maple Leaf Holdings GmbH	Switzerland
Maya Tibbi Urunler Ticaret Limited Sirketi	Turkey
MCM Vaccine B.V.[1]	Netherlands
MCM Vaccine Co. [1]	Pennsylvania
Med-Nim (Proprietary) Limited	South Africa
Merck and Company, Incorporated	Delaware

Merck Canada Inc.	Canada
Merck Capital Ventures, LLC[1]	Delaware
Merck Frosst Canada & Co.	Canada
Merck Frosst Company	Canada
Merck Global Health Innovation Fund, LLC	Delaware
Merck Global Health Innovation, Private Equity, LLC	Delaware
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings III Corp.	Delaware
Merck Holdings IV Corp.	Delaware
Merck Holdings LLC	Delaware
Merck Lumira Biosciences Fund L.P.[1]	Canada
Merck Registry Holdings, Inc.	New Jersey
Merck International Holdings Corp.	Delaware
Merck Sharp & Dohme (Argentina) LLC	Delaware
Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (Chile) Ltda.	Chile
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Europe) Inc.	Delaware
Merck Sharp & Dohme (Holdings) Limited	United Kingdom
Merck Sharp & Dohme (Holdings) Pty Ltd	Australia
Merck Sharp & Dohme (I.A.) LLC	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Israel - 1996) Company Ltd.	Israel
Merck Sharp & Dohme (Malaysia) SDN. BHD.	Malaysia
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme Animal Health, S.L.	Spain
Merck Sharp & Dohme Asia Pacific Services Pte. Ltd.	Singapore
Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme BH d.o.o.	Bosnia
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Colombia S.A.S.	Colombia
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme Corp.	New Jersey
Merck Sharp & Dohme Cyprus Limited	Cyprus
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme d.o.o. Belgrade	Serbia
Merck Sharp & Dohme de Espana SAU	Spain
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme Gesellschaft m.b.H.	Austria
Merck Sharp & Dohme IDEA GmbH	Switzerland
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands

Merck Sharp & Dohme Ireland (Human Health) Ltd	Ireland
Merck Sharp & Dohme Limitada	Bolivia
Merck Sharp & Dohme Limited	United Kingdom
Merck Sharp & Dohme Manufacturing Unlimited Company	Ireland
Merck Sharp & Dohme OU	Estonia
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceutical Industrial and Commercial Societe Anonyme	Greece
Merck Sharp & Dohme Research GmbH	Switzerland
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme s.r.o.	Czech Republic
Merck Sharp & Dohme Salud Animal Columbia S.A.S.	Colombia
Merck Sharp & Dohme Saude Animal Ltda.	Brazil
Merck Sharp & Dohme SIA	Latvia
Merck Sharp & Dohme Singapore Trading Pte. Ltd.	Singapore
Merck Sharp & Dohme Tunisie SARL	Tunisia
Merck Sharp & Dohme, Lda.	Portugal
Merck Sharp & Dohme, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme, s.r.o.	Slovakia
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
Merko B.V.	Netherlands
Merko NV	Belgium
Merko Dalton Continental B.V.	Netherlands
ML Holdings (Canada) Inc.	Canada
MMUSA Acquisition II Corp.[1]	Delaware
MRL Cambridge ESC, LLC	Delaware
MRL San Francisco, LLC	Delaware
MRL Ventures Fund LLC	Delaware
MSD (I.A.) B.V.	Netherlands
MSD (L-SP) Unterstützungskasse GmbH	Germany
MSD (Nippon Holdings) B.V.	Netherlands
MSD (Norge) AS	Norway
MSD (Proprietary) Limited	South Africa
MSD (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
MSD (Thailand) Ltd.	Thailand
MSD Access Sdn. Bhd.	Malaysia
MSD Animal Health (Phils.), Inc	Philippines
MSD Animal Health (Shanghai) Trading Co., Ltd.	China
MSD Animal Health A/S	Denmark
MSD Animal Health BVBA	Belgium
MSD Animal Health Danube Biotech GmbH	Austria
MSD Animal Health FZ-LLC	United Arab Emirates
MSD Animal Health GmbH	Switzerland
MSD Animal Health Innovation AS	Norway
MSD Animal Health Innovation GmbH	Germany
MSD Animal Health Innovation Pte. Ltd.	Singapore
MSD Animal Health Innovation SAS	France
MSD Animal Health K.K.	Japan

MSD Animal Health Korea Ltd.	Korea, Republic of
MSD Animal Health Limited	United Kingdom
MSD Animal Health Norge AS	Norway
MSD Animal Health Pension Trustee Limited	United Kingdom
MSD Animal Health S.r.l.	Italy
MSD Animal Health Vietnam Co. Ltd.	Viet Nam
MSD Animal Health, Lda.	Portugal
MSD Argentina Holdings B.V.	Netherlands
MSD Argentina SRL	Argentina
MSD Asia Holdings Pte. Ltd.	Singapore
MSD BD-1 GmbH	Switzerland
MSD Belgium BVBA/SPRL	Belgium
MSD Biopharma B.V.	Netherlands
MSD Brazil Investments B.V.	Netherlands
MSD Central America Services S. de R.L.	Panama
MSD China (Investments) B.V.	Netherlands
MSD China B.V.	Netherlands
MSD China Holding Co., Ltd.	China
MSD Cubist Holdings Unlimited Company	Ireland
MSD Danmark ApS	Denmark
MSD Egypt LLC	Egypt
MSD EIC Unlimited Company	Ireland
MSD Eurofinance	Bermuda
MSD Farmaceutica C.A.	Venezuela
MSD FI BV	Netherlands
MSD Finance 2 LLC	Delaware
MSD Finance B.V.	Netherlands
MSD Finance Company	Bermuda
MSD Finance Holdings Unlimited Company	Ireland
MSD Finland Oy	Finland
MSD France	France
MSD Global Research GmbH	Switzerland
MSD Holdings (Ireland) Unlimited Company	Ireland
MSD Holdings 2 G.K.	Japan
MSD Holdings G.K.	Japan
MSD Human Health Holding B.V.	Netherlands
MSD Human Health Holding II B.V.	Netherlands
MSD IDEA Pharmaceuticals Nigeria Limited	Nigeria
MSD IDEA Tunisie	Tunisia
MSD Idenix Holdings Unlimited Company	Ireland
MSD International Finance B.V.	Netherlands
MSD International Finance LLC	Delaware
MSD International GmbH	Switzerland
MSD International Holdings 2 B.V.	Netherlands
MSD International Holdings GmbH	Switzerland
MSD International Investment Holdings Unlimited Company	Ireland
MSD International Manufacturing GmbH	Switzerland
MSD Investment Holdings (Ireland) Unlimited Company	Ireland

MSD Investments (Holdings) GmbH	Switzerland
MSD IT Global Innovation Center s.r.o.	Czech Republic
MSD Italia s.r.l.	Italy
MSD K.K.	Japan
MSD Korea Ltd.	Korea
MSD Laboratories India LLC	Delaware
MSD Latin America Services S. de R.L.	Panama
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Luxembourg S.a.r.l.	Luxembourg
MSD Merck Sharp & Dohme AG	Switzerland
MSD NL 4 B.V.	Netherlands
MSD Oncology GmbH	Switzerland
MSD Oncology Holdings Limited	United Kingdom
MSD Overseas Manufacturing Co (Ireland) Unlimited Company	Ireland
MSD Panama International Services S. de R.L.	Panama
MSD Participations B.V.	Netherlands
MSD Pharma (Singapore) Pte. Ltd.	Singapore
MSD Pharma GmbH	Germany
MSD Pharma Hungary Korlatolt Felelossegu Tarsasag	Hungary
MSD Pharmaceuticals	Russian Federation
MSD Pharmaceuticals Holdings Unlimited Company	Ireland
MSD Pharmaceuticals Investments 1 Unlimited Company	Ireland
MSD Pharmaceuticals Investments 3 Unlimited Company	Ireland
MSD Pharmaceuticals Ireland Unlimited Company	Ireland
MSD Pharmaceuticals Private Limited	India
MSD Polska Dystrybucja Sp. z.o.o.	Poland
MSD Polska Sp.z.o.o.	Poland
MSD R&D (China) Co., Ltd.	China
MSD R&D Innovation Centre Limited	United Kingdom
MSD RDC Costa Rica Sociedad de Responsabilidad Limitada	Cost Rica
MSD Regional Business Support Center GmbH	Germany
MSD Registry Holdings, Inc.	New Jersey
MSD Shared Business Services EMEA Limited	Ireland
MSD Sharp & Dohme Gesellschaft mit beschränkter Haftung	Germany
MSD Switzerland Investments 1 Unlimited Company	Ireland
MSD Switzerland Investments 4 Unlimited Company	Ireland
MSD Switzerland Investments 5 Unlimited Company	Ireland
MSD Ukraine Limited Liability Company	Ukraine
MSD Unterstutzungskasse GmbH	Germany
MSD Vaccines (Ireland) Limited	Ireland
MSD Vaccines Limited	United Kingdom
MSD Vaccins	France
MSD Vaccins Holdings	France
MSD Venezuela Holding GmbH	Switzerland
MSD Ventures (Ireland) Unlimited Company	Ireland
MSD Verwaltungs GmbH	Germany
MSD Vietnam Company Limited	Vietnam

MSD Vietnam Holdings B.V.	Netherlands
MSD Vostok B.V.	Netherlands
MSDRG Holdings Unlimited Company	Switzerland
MSDRG LLC	Delaware
MSD-SUN, LLC[1]	Delaware
Multilan AG	Switzerland
Nanjing Organon Pharmaceutical Co., Ltd.	China
Nihon MSD G.K.	Japan
Nourifarma - Produtos Quimicos e Farmaceuticos, Sociedade Uniperssoal, Lda	Portugal
OBS Holdings B.V.	Netherlands
Oncoethix GmbH	Switzerland
Optimer Pharmaceuticals LLC	Delaware
Organon (India) Private Limited	India
Organon (Ireland) Ltd	Ireland
Organon (Philippines) Inc.	Philippines
Organon Agencies B.V.	Netherlands
Organon BioSciences International B.V.	Netherlands
Organon BioSciences Ventures B.V.	Netherlands
Organon China B.V.	Netherlands
Organon Egypt Ltd	Egypt
Organon Laboratories Limited	United Kingdom
Organon Latin America S.A.	Uruguay
Organon Middle East S.A.L.	Lebanon
Organon Participations B.V.	Netherlands
Organon Teknika Corporation LLC	Delaware
Organon USA Inc.	New Jersey
OS ID AS	Norway
Peloton Therapeutics, Inc.	Delaware
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Physicians Interactive India Private Limited	India
Prondil Sociedad Anónima	Uruguay
PT Intervet Indonesia	Indonesia
PT Merck Sharp Dohme Pharma Tbk [1]	Indonesia
Rigontec GmbH	Germany
Rosetta Biosoftware UK Limited	United Kingdom
Rosetta Inpharmatics LLC	Delaware
Scan Aqua AS	Norway
SC Allflex Management, Inc.	Israel
S.C. Allflex Romania S.R.L.	Romania
SCR Europe SRL	Italy
SCR Monitoring Mexico	Mexico
Schering-Plough	France
Schering-Plough (India) Private Limited	India
Schering-Plough (Ireland) Unlimited Company	Ireland
Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Bermuda Ltd.	Bermuda
Schering-Plough Canada Inc.	Canada
Schering-Plough Central East AG	Switzerland

Schering-Plough Clinical Trials, S.E.	United Kingdom
Schering-Plough Corporation	Philippines
Schering-Plough Corporation, U.S.A.	Delaware
Schering-Plough del Ecuador, S.A.	Ecuador
Schering-Plough del Peru S.A.	Peru
Schering-Plough Holdings Limited	United Kingdom
Schering-Plough Indústria Farmacêutica Ltda.	Brazil
Schering-Plough Labo NV	Belgium
Schering-Plough Limited	United Kingdom
Schering-Plough Maroc S.a.R.L.	Morocco
Schering-Plough S.A.	Panama
Schering-Plough S.A.	Paraguay
Schering-Plough S.A.	Spain
Schering-Plough S.A.	Uruguay
Schering-Plough S.A. de C.V.	Mexico
Schering-Plough Sante Animale	France
SCR Dairy, Inc.	Delaware
Sentipharm AG	Switzerland
Servicios Veterniarios Servet, Sociedad Anónima	Costa Rica
Shanghai MSD Pharmaceutical Trading Co., Ltd.	China
Sinova AG1	Switzerland
SmartCells, Inc.	Delaware
SOL Limited	Bermuda
S-P Ril Ltd.	United Kingdom
S-P Veterinary Holdings Limited	United Kingdom
S-P Veterinary Limited	United Kingdom
Stallmastaren AB	Sweden
StayWell Health Management, LLC[1]	Delaware
StayWell Interactive, LLC[1]	Delaware
Sureflap, LLC	Delaware
Tag ID Investments, Inc.	Delaware
The StayWell Company, LLC[1]	Delaware
Theriak B.V.	Netherlands
Tilos Therapeutics, Inc.	Delaware
Trius Therapeutics LLC	Delaware
UAB Merck Sharp & Dohme	Lithuania
Undra, S.A. de C.V.	Mexico
Vallée S.A.[1]	Brazil
Venco Farmaceutica S.A.	Venezuela
Venco Holding GmbH	Switzerland
Vet Pharma Friesoythe GmbH	Germany
Veterinaria Premium, Sociedad Anonima	Guatemala
VetInvent, LLC	Delaware
Vetrex B.V.	Netherlands
Vetrex Egypt L.L.C.	Egypt
Vilsan Veteriner Ilaclari Ticaret ve Sanayi Anonim Sirketi	Turkey
Viralytics Limited	Australia
Vocaltag Ltd.	Israel

Vree Health Italia S.r.l.	Italy
Vree Health Ltd.	United Kingdom
Werthenstein Biopharma GmbH	Switzerland
Zoöpharm B.V.	Netherlands

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1 own less than 100%